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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 1, 2002



                      Arrhythmia Research Technology, Inc.
               (Exact name of issuer as specified in its charter)



Delaware                             1-9731               72-0925679
(State or other jurisdiction of    (Commission            (I.R.S. Employer
incorporation or organization)     File Number)           Identification Number)


                                25 Sawyer Passway
                               Fitchburg, MA 01420
              (Address of principal executive offices and zip code)

                                 (978) 345-5000
              (Registrant's telephone number, including area code)

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         Item 5. Other Events

         On November 4, 2002 Arrhythmia Research Technology, Inc. (the "Company") issued a press release announcing that at its Annual Meeting of Shareholders held November 1, 2002, Dr. Russell C. Chambers, a Director since 1982, and Mr. James E. Rouse, President and Chief Executive Officer, were elected as Directors of the Company for three-year terms. The Company also announced the appointment of Mr. David A. Garrison as Chief Financial Officer. Mr. Garrison recently joined the Company as Corporate Controller after nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of single-barrel shotguns.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         The press release of the registrant is attached as Exhibit 99.1 to this report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 5th day of November, 2002.

                                        Arrhythmia Research Technology, Inc.

                                        /s/  James E. Rouse
                                        -------------------
                                        President and Chief Executive Officer


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                                  Exhibit Index


Exhibit                        Description
-------                        -----------

99.1                           Press Release dated November 4, 2002